FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                                November 2, 2000
                Date of Report (Date of earliest event reported)

                              Key Production Company, Inc.
             (Exact name of registrant as specified in its charter)

                                     000-11769
                            (Commission file number)

         Delaware                                         84-1089744
(State or other jurisdiction                            (IRS Employer
      of incorporation)                               Identification No.)

                  707 17th Street, Suite 3300, Denver, CO 80202-3404
                    (Address of principal executive offices)


                                 (303) 295-3995
              (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS

Key Production Company, Inc. (NYSE:KP) announced its third quarter earnings by press release on November 2, 2000. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     c.  Exhibits

Exhibit No.        Description
-----------        ------------------
99.1               Press Release

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Key Production Company, Inc.
November 2, 2000
                                        /s/ Monroe W. Robertson
                                            Monroe W. Robertson
                                            President and Chief
                                            Operating Officer